EXHIBIT 99.1

---------------------------------------------------------------------------------------------------------------
ISSUER (DEAL NAME)         BLOOMBERG STRUCTURED FINANCE SCAN
------------------------------------------------------------------------------------------------------------------------------------
BLOOMBERG TICKER           COMM                                                    "BSFS FILE"

SERIES                     2004-LNB2                                   "BLOOMBERG STRUCTURED FINANCE SCAN"
                                                  ----------------------------------------------------------------------------------
SETTLE DATE MM/DD/YY       03/17/04
                                                  ----------------------------------------------------------------------------------
PAY DAY                    10                                                ?QUESTIONS? ?QUESTIONS? ?QUESTIONS?

RECORD DATE MM/DD/YY       03/31/04                                                         MESSAGE

PRICING SPEED              0% CPR                                                  MORTGAGES1@BLOOMBERG.NET

CLEAN-UP CALL %            1%                                                                 OR

CALL DATE                  N/A                                                               CALL

DEAL TYPE                  COMMERCIAL                                                  (609) 279-3360

LEAD MANAGER(S)            DBS, ABN                                          ?QUESTIONS? ?QUESTIONS? ?QUESTIONS?

CO-MANAGER(S)              BOA,CITI,ML                  *PLEASE FILL OUT ALL RELEVANT INFORMATION TO HAVE DEAL ADDED TO BLOOMBERG*

TRUSTEE                    WFB                                     *MUST ALSO SEND RED HERRING OR FINAL BLACK (PROSPECTUS)
------------------------------------------------------------------------------------------------------------------------------------

---------------------------       -----------------------------------------------------------------------------------------------
     CLASS NAME                             A1                     A2                     A3                      A4
---------------------------       -----------------------------------------------------------------------------------------------
ID: CUSIP                               20047AAA8              20047AAB6               20047AAC4              20047AAD2
---------------------------       -----------------------------------------------------------------------------------------------
ID: ISIN                               US20047AAA88           US20047AAB61           US20047AAC45            US20047AAD28
---------------------------       -----------------------------------------------------------------------------------------------
ID: COMMON
---------------------------       -----------------------------------------------------------------------------------------------
ID: WPK NUMBER
---------------------------       -----------------------------------------------------------------------------------------------
RATING: MOODY                               NA                     NA                     NA                      NA
---------------------------       -----------------------------------------------------------------------------------------------
RATING: S&P                                AAA                    AAA                     AAA                    AAA
---------------------------       -----------------------------------------------------------------------------------------------
RATING: FITCH                              AAA                    AAA                     AAA                    AAA
---------------------------       -----------------------------------------------------------------------------------------------
CLASS SIZE                            80,000,000.000        129,524,000.000         157,596,000.000        466,533,000.000
---------------------------       -----------------------------------------------------------------------------------------------
CURRENCY                                   USD                    USD                     USD                    USD
---------------------------       -----------------------------------------------------------------------------------------------
MATURITY DATE MM/DD/YY                   03/10/39               03/10/39               03/10/39                03/10/39
---------------------------       -----------------------------------------------------------------------------------------------
DATED DATE MM/DD/YY                      03/01/04               03/01/04               03/01/04                03/01/04
---------------------------       -----------------------------------------------------------------------------------------------
FIRST PAY DATE MM/YY                     04/10/04               04/10/04               04/10/04                04/10/04
---------------------------       -----------------------------------------------------------------------------------------------
WAL TO MATURITY                           3.355                  4.765                   6.824                  9.783
---------------------------       -----------------------------------------------------------------------------------------------
CLASS TYPE                                 SEQ                    SEQ                     SEQ                    SEQ
---------------------------       -----------------------------------------------------------------------------------------------
COUPON                                    2.9640                 3.6000                  4.221                  4.7150
---------------------------       -----------------------------------------------------------------------------------------------
STEP BP
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER INDEX
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER SPREAD
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER CAP OR AFC
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER FLOOR
---------------------------       -----------------------------------------------------------------------------------------------
PAYMENT DELAY                               9                      9                       9                      9
---------------------------       -----------------------------------------------------------------------------------------------
DAY COUNT                                 30/360                 30/360                 30/360                  30/360
---------------------------       -----------------------------------------------------------------------------------------------
PAYMENT FREQUENCY                           M                      M                       M                      M
---------------------------       -----------------------------------------------------------------------------------------------
MIN PIECE/DENOMINATION                   10000/1                10000/1                 10000/1                10000/1
---------------------------       -----------------------------------------------------------------------------------------------
IS 144A?                                    N                      N                       N                      N
---------------------------       -----------------------------------------------------------------------------------------------
IS REGS?                                    Y                      Y                       Y                      Y
---------------------------       -----------------------------------------------------------------------------------------------
IS SMMEA?                                   N                      N                       N                      N
---------------------------       -----------------------------------------------------------------------------------------------
COLLATERAL GROUP
---------------------------       -----------------------------------------------------------------------------------------------


---------------------------       -----------------------------------------------------------------------------------------------
     CLASS NAME                             B                      C                       D                      E
---------------------------       -----------------------------------------------------------------------------------------------
ID: CUSIP                                20047AAE0              20047AAF7               20047AAG5              20047AAH3
---------------------------       -----------------------------------------------------------------------------------------------
ID: ISIN                               US20047AAE01            US20047AAF75           US20047AAG58            US20047AAH32
---------------------------       -----------------------------------------------------------------------------------------------
ID: COMMON
---------------------------       -----------------------------------------------------------------------------------------------
ID: WPK NUMBER
---------------------------       -----------------------------------------------------------------------------------------------
RATING: MOODY                               NA                      NA                     NA                      NA
---------------------------       -----------------------------------------------------------------------------------------------
RATING: S&P                                 AA                     AA-                      A                      A-
---------------------------       -----------------------------------------------------------------------------------------------
RATING: FITCH                               AA                     AA-                      A                      A-
---------------------------       -----------------------------------------------------------------------------------------------
CLASS SIZE                            25,298,000.000          9,638,000.000          19,275,000.000          8,433,000.000
---------------------------       -----------------------------------------------------------------------------------------------
CURRENCY                                    USD                    USD                     USD                    USD
---------------------------       -----------------------------------------------------------------------------------------------
MATURITY DATE MM/DD/YY                   03/10/39                03/10/39               03/10/39                03/10/39
---------------------------       -----------------------------------------------------------------------------------------------
DATED DATE MM/DD/YY                      03/01/04                03/01/04               03/01/04                03/01/04
---------------------------       -----------------------------------------------------------------------------------------------
FIRST PAY DATE MM/YY                     04/10/04                04/10/04               04/10/04                04/10/04
---------------------------       -----------------------------------------------------------------------------------------------
WAL TO MATURITY                            9.981                  9.981                  10.117                  13.719
---------------------------       -----------------------------------------------------------------------------------------------
CLASS TYPE                                  SUB                    SUB                     SUB                    SUB
---------------------------       -----------------------------------------------------------------------------------------------
COUPON                                    4.8200                  4.8690                 4.9340                  5.3570
---------------------------       -----------------------------------------------------------------------------------------------
STEP BP
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER INDEX
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER SPREAD
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER CAP OR AFC
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER FLOOR
---------------------------       -----------------------------------------------------------------------------------------------
PAYMENT DELAY                                9                      9                       9                      9
---------------------------       -----------------------------------------------------------------------------------------------
DAY COUNT                                 30/360                  30/360                 30/360                  30/360
---------------------------       -----------------------------------------------------------------------------------------------
PAYMENT FREQUENCY                            M                      M                       M                      M
---------------------------       -----------------------------------------------------------------------------------------------
MIN PIECE/DENOMINATION                    10000/1                10000/1                 10000/1                10000/1
---------------------------       -----------------------------------------------------------------------------------------------
IS 144A?                                     N                      N                       Y                      Y
---------------------------       -----------------------------------------------------------------------------------------------
IS REGS?                                     Y                      Y                       Y                      Y
---------------------------       -----------------------------------------------------------------------------------------------
IS SMMEA?                                    N                      N                       N                      N
---------------------------       -----------------------------------------------------------------------------------------------
COLLATERAL GROUP
---------------------------       -----------------------------------------------------------------------------------------------


---------------------------       -----------------------------------------------------------------------------------------------
     CLASS NAME                              F                       G                       H                      J
---------------------------       -----------------------------------------------------------------------------------------------
ID: CUSIP                                 20047BAC2              20047BAD0               20047BAE8              20047BAF5
---------------------------       -----------------------------------------------------------------------------------------------
ID: ISIN                                US20047BAC28            US20047BAD01           US20047BAE83            US20047BAF58
---------------------------       -----------------------------------------------------------------------------------------------
ID: COMMON
---------------------------       -----------------------------------------------------------------------------------------------
ID: WPK NUMBER
---------------------------       -----------------------------------------------------------------------------------------------
RATING: MOODY                                NA                      NA                     NA                      NA
---------------------------       -----------------------------------------------------------------------------------------------
RATING: S&P                                 BBB+                    BBB                    BBB-                    BB+
---------------------------       -----------------------------------------------------------------------------------------------
RATING: FITCH                               BBB+                    BBB                    BBB-                    BB+
---------------------------       -----------------------------------------------------------------------------------------------
CLASS SIZE                              9,638,000.000          10,842,000.000         10,842,000.000          4,819,000.000
---------------------------       -----------------------------------------------------------------------------------------------
CURRENCY                                     USD                    USD                     USD                    USD
---------------------------       -----------------------------------------------------------------------------------------------
MATURITY DATE MM/DD/YY                    03/10/39                03/10/39               03/10/39                03/10/39
---------------------------       -----------------------------------------------------------------------------------------------
DATED DATE MM/DD/YY                       03/01/04                03/01/04               03/01/04                03/01/04
---------------------------       -----------------------------------------------------------------------------------------------
FIRST PAY DATE MM/YY                      04/10/04                04/10/04               04/10/04                04/10/04
---------------------------       -----------------------------------------------------------------------------------------------
WAL TO MATURITY                            14.731                  14.731                 14.731                  14.731
---------------------------       -----------------------------------------------------------------------------------------------
CLASS TYPE                                   SUB                    SUB                     SUB                    SUB
---------------------------       -----------------------------------------------------------------------------------------------
COUPON                                     5.5400                  5.5400                 5.7014                  4.9970
---------------------------       -----------------------------------------------------------------------------------------------
STEP BP
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER INDEX
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER SPREAD
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER CAP OR AFC
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER FLOOR
---------------------------       -----------------------------------------------------------------------------------------------
PAYMENT DELAY                                 9                      9                       9                      9
---------------------------       -----------------------------------------------------------------------------------------------
DAY COUNT                                  30/360                  30/360                 30/360                  30/360
---------------------------       -----------------------------------------------------------------------------------------------
PAYMENT FREQUENCY                             M                      M                       M                      M
---------------------------       -----------------------------------------------------------------------------------------------
MIN PIECE/DENOMINATION                     10000/1                10000/1                 10000/1                10000/1
---------------------------       -----------------------------------------------------------------------------------------------
IS 144A?                                      Y                      Y                       Y                      Y
---------------------------       -----------------------------------------------------------------------------------------------
IS REGS?                                      Y                      Y                       Y                      Y
---------------------------       -----------------------------------------------------------------------------------------------
IS SMMEA?                                     N                      N                       N                      N
---------------------------       -----------------------------------------------------------------------------------------------
COLLATERAL GROUP
---------------------------       -----------------------------------------------------------------------------------------------


---------------------------       -----------------------------------------------------------------------------------------------
     CLASS NAME                              K                       L                      M                       N
---------------------------       -----------------------------------------------------------------------------------------------
ID: CUSIP                                20047BAG3               20047BAH1              20047BAJ7               20047BAK4
---------------------------       -----------------------------------------------------------------------------------------------
ID: ISIN                                US20047BAG32           US20047BAH15            US20047BAJ70           US20047BAK44
---------------------------       -----------------------------------------------------------------------------------------------
ID: COMMON
---------------------------       -----------------------------------------------------------------------------------------------
ID: WPK NUMBER
---------------------------       -----------------------------------------------------------------------------------------------
RATING: MOODY                                NA                     NA                      NA                     NA
---------------------------       -----------------------------------------------------------------------------------------------
RATING: S&P                                  BB                     BB-                     B+                      B
---------------------------       -----------------------------------------------------------------------------------------------
RATING: FITCH                                BB                     BB-                     B+                      B
---------------------------       -----------------------------------------------------------------------------------------------
CLASS SIZE                             6,024,000.000           3,614,000.000          4,819,000.000           2,409,000.000
---------------------------       -----------------------------------------------------------------------------------------------
CURRENCY                                    USD                     USD                    USD                     USD
---------------------------       -----------------------------------------------------------------------------------------------
MATURITY DATE MM/DD/YY                    03/10/39               03/10/39                03/10/39               03/10/39
---------------------------       -----------------------------------------------------------------------------------------------
DATED DATE MM/DD/YY                       03/01/04               03/01/04                03/01/04               03/01/04
---------------------------       -----------------------------------------------------------------------------------------------
FIRST PAY DATE MM/YY                      04/10/04               04/10/04                04/10/04               04/10/04
---------------------------       -----------------------------------------------------------------------------------------------
WAL TO MATURITY                            14.731                 14.731                  14.731                 14.733
---------------------------       -----------------------------------------------------------------------------------------------
CLASS TYPE                                  SUB                     SUB                    SUB                     SUB
---------------------------       -----------------------------------------------------------------------------------------------
COUPON                                     4.9970                 4.9970                  4.9970                 4.9970
---------------------------       -----------------------------------------------------------------------------------------------
STEP BP
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER INDEX
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER SPREAD
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER CAP OR AFC
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER FLOOR
---------------------------       -----------------------------------------------------------------------------------------------
PAYMENT DELAY                                9                       9                      9                       9
---------------------------       -----------------------------------------------------------------------------------------------
DAY COUNT                                  30/360                 30/360                  30/360                 30/360
---------------------------       -----------------------------------------------------------------------------------------------
PAYMENT FREQUENCY                            M                       M                      M                       M
---------------------------       -----------------------------------------------------------------------------------------------
MIN PIECE/DENOMINATION                    10000/1                 10000/1                10000/1                 10000/1
---------------------------       -----------------------------------------------------------------------------------------------
IS 144A?                                     Y                       Y                      Y                       Y
---------------------------       -----------------------------------------------------------------------------------------------
IS REGS?                                     Y                       Y                      Y                       Y
---------------------------       -----------------------------------------------------------------------------------------------
IS SMMEA?                                    N                       N                      N                       N
---------------------------       -----------------------------------------------------------------------------------------------
COLLATERAL GROUP
---------------------------       -----------------------------------------------------------------------------------------------


---------------------------       -----------------------------------------------------------------------------------------------
     CLASS NAME                              O                       P                      X1                     X2
---------------------------       -----------------------------------------------------------------------------------------------
ID: CUSIP                                20047BAL2               20047BAM0              20047BAA6               20047BAB4
---------------------------       -----------------------------------------------------------------------------------------------
ID: ISIN                                US20047BAL27           US20047BAM00            US20047BAA61           US20047BAB45
---------------------------       -----------------------------------------------------------------------------------------------
ID: COMMON
---------------------------       -----------------------------------------------------------------------------------------------
ID: WPK NUMBER
---------------------------       -----------------------------------------------------------------------------------------------
RATING: MOODY                                NA                     NA                      NA                     NA
---------------------------       -----------------------------------------------------------------------------------------------
RATING: S&P                                  B-                     UR                     AAA                     AAA
---------------------------       -----------------------------------------------------------------------------------------------
RATING: FITCH                                B-                     UR                     AAA                     AAA
---------------------------       -----------------------------------------------------------------------------------------------
CLASS SIZE                             1,205,000.000          13,251,934.000         963,760,934.000         931,211,000.000
---------------------------       -----------------------------------------------------------------------------------------------
CURRENCY                                    USD                     USD                    USD                     USD
---------------------------       -----------------------------------------------------------------------------------------------
MATURITY DATE MM/DD/YY                    03/10/39               03/10/39                03/10/39               03/10/39
---------------------------       -----------------------------------------------------------------------------------------------
DATED DATE MM/DD/YY                       03/01/04               03/01/04                03/01/04               03/01/04
---------------------------       -----------------------------------------------------------------------------------------------
FIRST PAY DATE MM/YY                      04/10/04               04/10/04                04/10/04               04/10/04
---------------------------       -----------------------------------------------------------------------------------------------
WAL TO MATURITY                            14.814                 15.552                  8.497                   5.422
---------------------------       -----------------------------------------------------------------------------------------------
CLASS TYPE                                  SUB                     SUB                     IO                     IO
---------------------------       -----------------------------------------------------------------------------------------------
COUPON                                     4.9970                 4.9970                  0.0754                 1.2765
---------------------------       -----------------------------------------------------------------------------------------------
STEP BP
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER INDEX
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER SPREAD
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER CAP OR AFC
---------------------------       -----------------------------------------------------------------------------------------------
FLOATER FLOOR
---------------------------       -----------------------------------------------------------------------------------------------
PAYMENT DELAY                                9                       9                      9                       9
---------------------------       -----------------------------------------------------------------------------------------------
DAY COUNT                                  30/360                 30/360                  30/360                 30/360
---------------------------       -----------------------------------------------------------------------------------------------
PAYMENT FREQUENCY                            M                       M                      M                       M
---------------------------       -----------------------------------------------------------------------------------------------
MIN PIECE/DENOMINATION                    10000/1                 10000/1                10000/1                 10000/1
---------------------------       -----------------------------------------------------------------------------------------------
IS 144A?                                     Y                       Y                      Y                       Y
---------------------------       -----------------------------------------------------------------------------------------------
IS REGS?                                     Y                       Y                      Y                       Y
---------------------------       -----------------------------------------------------------------------------------------------
IS SMMEA?                                    N                       N                      N                       N
---------------------------       -----------------------------------------------------------------------------------------------
COLLATERAL GROUP
---------------------------       -----------------------------------------------------------------------------------------------

A    AUD   30/360    N
M    CAD   ACT/360   Y
Q    EUR   ACT/360   N
SA   GBP   ACT/365
     HKD   ACT/ACT
     JPY   ACT/ACT   N
     USD   ACT/365   N
           30/360    ISMA

ADTN1M                        1   AFC    Airplane Receivables
AIB03M                        2   CSTR   Automobile Receivables
AIBO12M                       3   FLT    Boat Loan Receivables
Auction                       4   INV    Collateralized Bond Obligation
BBSW1M                        5   IO     Collateralized Debt Obligations
BBSW3M                        6   MEZ    COLLATERALIZED LOAN OBLIGATION
BBSW6M                        7   NTL    Collateralized Mortgage Obligations
BIBOR3M                       8   PAC    COMMERCIAL REAL ESTATE
BP0001M                       9   PO     Consumer Loan Pass-Thru Certificates
BP0002M                      10   R      Credit Card Receivables
BP0003M                      11   SCH    Credit Linked Notes
Can_BA                       12   SEQ    Equipment
CD06M                        13   STEP   Film Receivables
CDP30D                       14   SUB    Health Care Receivables
CIBO01M                      15   TAC    Home Equity Loan Certificates
CIBO036                      16   Z      HOME IMPROVEMENT LOANS
CIBO03M                      17          MANUFACTURED HOUSING LOANS
COF_ND                       18          Mortgage Backed Bond
D11COF                       19          Mortgage Default Notes
DIBO03M                      20          Mortgage Pass Through
DM0001M                      21          Real Estate Mortgage Investment Conduit
EU0001M                      22          RECREATIONAL VEHICLE RECEIVABLES
EU0003M                      23          REMIC Stripped MBS
EUR001M                      24          SMALL BUSINESS LOANS
EUR003M                      25          Stripped Mortgage-Backed Securities
EUR006M                      26          Structured Notes
EUR012M                      27          Student Loans
FEDL01                       28          Swap Trusts
FNCR3030                     29          Tax Lien Receivables
FR0003M                      30          TRADE RECEIVABLES
H15MCD3M                     31
H15MCD6M
HEBR6MO
HIBR03M
IL0003M
JY0001M
JY0003M
JY0006M
LIBOR1MO
LIBOR2MO
LIBOR3MO
LIBOR4MO
LIBOR5MO
LIBOR6MO
LIBOR7MO
LIBOR8MO
LIBOR9MO
LIBOR10MO
LIBOR11MO
LIBOR12MO
MEY_OF_T10Y
MEY_T10YL40
MIBOR06M
NLF
NMCR
NZBB3M
PIBOFF1M
PIBOFF1Y
PIBOFF3M
PIBOFF6M
PRIME
PRIMHK
See Comments
SF0001M
SF0003M
SP0003M
SP0006M
T10Y
T10Y-T2Y
T1Y
T2Y-T10Y
T30Y
T3Y
T5Y
T7Y
TAVGMLR
TB3M
TB6M
28-DayAuct
35-DayAuct


------------------------------------------
     DEFINITIONS             BLOOMBERG

        FROM                 REFERENCE

      TEMPLATE                FUNCTION
------------------------------------------------------------------------------------------------------------------------------------
Deal Name                                   Full name of issuer taken directly from front cover of prospectus.
------------------------------------------------------------------------------------------------------------------------------------
BLOOMBERG TICKER                            If a new issuer, please recommend a new ticker up to 5 characters and make sure it does not exist on the Mortgage Key already.
------------------------------------------------------------------------------------------------------------------------------------
SERIES                                      Series either listed on front cover of prospectus or recommended by lead manager, limit of 7 characters and we prefer to have both year and series to differentiate for any future deals. Example: 2002-1
------------------------------------------------------------------------------------------------------------------------------------
SETTLE DATE MM/DD/YY                        The date securities must be delivered and paid for to complete a transaction.
------------------------------------------------------------------------------------------------------------------------------------
PAY DAY                                     Day of month that each certificate will pay, regardless if business day. Example: If bond pays on the 15th which is a Sunday, please reflect pay day as the 15th.
------------------------------------------------------------------------------------------------------------------------------------
RECORD DATE MM/DD/YY                        The date on which a holder of the security must be registered with the issuer in order to receive a coupon or dividend payment on the next payment. Example: Often refered to as last day or business day of preceding months distribution date or day before first payment date in prospectus..
------------------------------------------------------------------------------------------------------------------------------------
PRICING SPEED                               The prepayment speed at which the security was originally priced. Example: 30% CPR, 100%
                                            PSA.
------------------------------------------------------------------------------------------------------------------------------------
CLEAN-UP CALL %                             Percentage at which bond/issue can be redeemed by issuer. If bond/issue falls below this percentage, issued can be redeemed.
------------------------------------------------------------------------------------------------------------------------------------
CALL DATE                                   Specific date that issue or class can be redeemed by issuer.
------------------------------------------------------------------------------------------------------------------------------------
DEAL TYPE                      MCAL< go >   Often referred to as collateral type. Example: Auto, Commercial, Home Equity, CBO.
------------------------------------------------------------------------------------------------------------------------------------
LEAD MANAGER(S)                UNDR< go >   Please refer to Bloomberg function for abbreviation.
------------------------------------------------------------------------------------------------------------------------------------
CO-MANAGER(S)                  UNDR< go >   Please refer to Bloomberg function for abbreviation.
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEE                        TRST< go >   Please refer to Bloomberg function for abbreviation.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      CLASS NAME                            Name given to each class, consist of only numbers or characters (no roman numerals)
------------------------------------------------------------------------------------------------------------------------------------
ID: CUSIP                                   CUSIP: The Committee on Uniform Securities Identification Procedures number assigned by the CUSIP Service Bureau for U.S. and Canadian companies. It consists of nine alpha-numeric characters. The first six characters identify the issuer, the following two identify the issue, and the final character is a check digit.
------------------------------------------------------------------------------------------------------------------------------------
ID: ISIN                                    ISIN: International securities identification number. A 12 character number assigned by the local national numbering agency. It consists of a 2 or 3 letter prefix (identifies the country of the issuer), followed by the 9 digit national security ID & check digit.
------------------------------------------------------------------------------------------------------------------------------------
ID: COMMON                                  Common Number. The nine-digit identification code assigned jointly by CEDEL and
                                            Euroclear.
------------------------------------------------------------------------------------------------------------------------------------
ID: WPK NUMBER                              Wertpapier Kenn-nummer is the German identification number that consists of nine digits.
------------------------------------------------------------------------------------------------------------------------------------
RATING: MOODY                  RATD< go >   Please refer to Bloombeg function description.
------------------------------------------------------------------------------------------------------------------------------------
RATING: S&P                    RATD< go >   Please refer to Bloombeg function description.
------------------------------------------------------------------------------------------------------------------------------------
RATING: FITCH                  RATD< go >   Please refer to Bloombeg function description.
------------------------------------------------------------------------------------------------------------------------------------
CLASS SIZE                                  Bond/Certificates Balance or Issue Amount
------------------------------------------------------------------------------------------------------------------------------------
CURRENCY                                    Any form of money that is in public circulation.
------------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE MM/DD/YY                      Latest possible date on which the principal amount becomes due and payable.
------------------------------------------------------------------------------------------------------------------------------------
DATED DATE MM/DD/YY                         The effective date of a new bond issue, after which accrued interest is calculated.
------------------------------------------------------------------------------------------------------------------------------------
FIRST PAY DATE (M/YEAR)                     DAY/YEAR on which payments to the bondholder are made.
------------------------------------------------------------------------------------------------------------------------------------
WAL TO MATURITY                             The average number of years that each dollar of unpaid principal due on the mortgage remains outstanding.
------------------------------------------------------------------------------------------------------------------------------------
CLASS TYPE                     CLASS< go >  Often refered to as Descriptors, Please refer to Bloomberg function for abbreviation and definition.
------------------------------------------------------------------------------------------------------------------------------------
COUPON                                      A security's rate of interest, expressed as a percentage of the security's face value.
------------------------------------------------------------------------------------------------------------------------------------
STEP BP                                     Often used when class is a floating rate bond and change in basis points "spread" steps up to a have a new spread. The difference between the "spread" is the STEP BP. Example:
                                            If bond steps from 25 basis points to 40 basis points, SPREAD BP equals 15 (.15).
------------------------------------------------------------------------------------------------------------------------------------
FLOATER INDEX                               If class coupon is based off an Index, please populate this field. Example: Coupon equals 1-month Libor +25 Basis Points, Index would equal LIBOR1M.
------------------------------------------------------------------------------------------------------------------------------------
FLOATER SPREAD                              If class coupon is based off an index, the spread will equal the increase in basis points from index. COUPON = 1 Month Libor + 25 Basis Points. 25 BASIS POINTS IS YOUR
                                            SPREAD.
------------------------------------------------------------------------------------------------------------------------------------
FLOATER CAP OR AFC                          If class is a variable/floating rate coupon and based off an Index, please populate this field. Example: Coupon equals 1month Libor +25 Basis Points, SPREAD=25BP.
------------------------------------------------------------------------------------------------------------------------------------
FLOATER FLOOR                               The lowest interest rate a security's issuer will pay.
------------------------------------------------------------------------------------------------------------------------------------
PAYMENT DELAY                               Days between end accrual and next payment date. Example: Class begins to accrue on the
                                            15th to 14th of next payment month, then pays on 15th of that month, this equals a 0 day delay.
------------------------------------------------------------------------------------------------------------------------------------
DAY COUNT                                   The number representing the day-count convention used for calculating yields and/or accrued interest.
------------------------------------------------------------------------------------------------------------------------------------
PAYMENT FREQUENCY                           The frequency of interest accrual and coupon payment.
------------------------------------------------------------------------------------------------------------------------------------
MIN PIECE/DENOMINATION                      Minimum amount of bond which can be purchased.
------------------------------------------------------------------------------------------------------------------------------------
IS 144A?                                    Also referred to as "Private Placement".
------------------------------------------------------------------------------------------------------------------------------------
IS REGS?                                    Bonds that may not be offered, sold or delivered within the USA or to, or for the acount or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
------------------------------------------------------------------------------------------------------------------------------------
IS SMMEA?                                   Secondary Mortgage Market Enhancement Act of 1984. SMMEA requires that the security be rated in one of the 2 highest rating categories by one or more nationally recognized statistical rating organizations. This makes them legal investments for people, trust, corps, partnerships, associations, business trusts and business entities, whose authorized investments are subject to state regulation, to the extent that under applicable law, obligations issued by or guaranteed as to principal and interest by the
                                            U.S. or any agency thereof constitute legal investments for such entities.
------------------------------------------------------------------------------------------------------------------------------------

(REP LINES) Headers for Scanning Collateral for Modeled Deals

           Security     NET COUPON OR                                                         NOT              NOT
Group #      Type       SERVICING FEE       WAC        WAM         WALA       OTERM        APPLICABLE       APPLICABLE
                                                                                              N/A              N/A








                                                     Amortization   Product Type (Home
Group #  Original Face     100      100      Bullet      Type          Equity only)       PPY L/O     Prefunding      N/A      N/A
                           N/A      N/A                                                    BLANK                     BLANK    BLANK










                                                                  Periodic                      First Rate    Interest     Payment
Group #  ARM Index   Gross Margin    Life Cap     Life Floor    Interest Cap    N/A       N/A     Change      Frequency   Frequency
                                                                               BLANK     BLANK









                         First Payment     Initial Interest
Group #    N/A    N/A       Change             Rate Cap
          BLANK  BLANK

                                                            ASSET                     LPM              OPEN            28-DayAuct
                                                            AUTOS                     ARM             CLOSE            35-DayAuct
                                                            BOAT                                                          AIB012M
                                                            CARDS                                                          AIB03M
                                                            CARE                                                          Auction
                                                            CBO                                                           BIBOR3M
                                                            CDO                                                           BP0001M
                                                            CLO                                                           BP0002M
                                                            CMRCL                                                         BP0003M
                                                            CNSMR                                                           CD06M
                                                            CRDLN                                                          COF_ND
                                                            EQUIP                                                          D11COF
                                                            FHGLD                                                         DM0001M
                                                            FHLMC                                                         EU0001M
                                                            FILM                                                          EU0003M
                                                            FNMA                                                          EUR001M
                                                            GNMA2                                                         EUR003M
                                                            GNMAI                                                         EUR006M
                                                            HLTH                                                          EUR012M
                                                            HOMEQ                                                          FEDL01
                                                            HOMIM                                                         FR0003M
                                                            HOSPL                                                         HIBR03M
                                                            HOTEL                                                         JY0001M
                                                            INDUS                                                         JY0003M
                                                            LAND                                                          JY0006M
                                                            LENDG                                                       LIBOR10MO
                                                            MANUF                                                       LIBOR11MO
                                                            MIX                                                         LIBOR12MO
                                                            MOBHM                                                        LIBOR1MO
                                                            MULTI                                                        LIBOR2MO
                                                            NURSE                                                        LIBOR3MO
                                                            OFFCE                                                        LIBOR4MO
                                                            PLANE                                                        LIBOR5MO
                                                            RESBC                                                        LIBOR6MO
                                                            RETAI                                                        LIBOR7MO
                                                            RV                                                           LIBOR8MO
                                                            STORG                                                        LIBOR9MO
                                                            STUDT                                                           PRIME
                                                            TAX                                                           SP0003M
                                                            TRADE                                                         SP0006M
                                                            UTLTY                                                            T10Y
                                                            WHOLE                                                             T1Y
                                                                                                                             T30Y
                                                                                                                              T3Y
                                                                                                                              T5Y
                                                                                                                              T7Y

-------------------------------------         ---------------------------------------------------------------------------
           CLASS NAME                                A1                   A2                   A3
     ADDITIONAL INFORMATION
-------------------------------------         ---------------------------------------------------------------------------
ISSUE PRICE
-------------------------------------         ---------------------------------------------------------------------------
ISSUE YIELD
-------------------------------------         ---------------------------------------------------------------------------
EXPECTED MATURITY
-------------------------------------
SERVICER
-------------------------------------         ---------------------------------------------------------------------------
INSURANCE CLASS (GURANTEED?)
-------------------------------------         ---------------------------------------------------------------------------
UNDERWRITER DISCOUNT
-------------------------------------         ---------------------------------------------------------------------------
CALENDAR (BUSINESS DAY)
-------------------------------------         ---------------------------------------------------------------------------
BENCHMARK
-------------------------------------         ---------------------------------------------------------------------------
CLASS GROUP
-------------------------------------         ---------------------------------------------------------------------------
DTC ELIGIBLE
-------------------------------------         ---------------------------------------------------------------------------
DTC BOOK ENTRY
-------------------------------------         ---------------------------------------------------------------------------
DTC SAME DAY SETTLE
-------------------------------------         ---------------------------------------------------------------------------
CLEARSTREAM
-------------------------------------         ---------------------------------------------------------------------------
EUROCLEAR
-------------------------------------         ---------------------------------------------------------------------------
AUSTRACLEAR
-------------------------------------         ---------------------------------------------------------------------------
CINS
-------------------------------------         ---------------------------------------------------------------------------
SEDOL
-------------------------------------         ---------------------------------------------------------------------------

-------------------------------------         ---------------------------------------------------------------------------

-------------------------------------         ---------------------------------------------------------------------------

-------------------------------------
                                     ------------------------------------------------------------------------------------

ADDITIONAL NOTES/COMMENTS